UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

Lake Shore Bancorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

United States	000-51821	20-4729288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street
Dunkirk, New York		14048
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 716 366-4070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 27, 2023, the Board of Directors of Lake Shore Bancorp, Inc. (the “Company”) appointed Ann M. Segarra to the Company’s Board of Directors.

Ms. Segarra is currently the Unit Business Officer, College of Arts and Science of the University at Buffalo responsible for the administration of the annual budget. She has held this position since 2019. Previously, she was the Chief Financial Officer of BHS FoodService Solutions LLC and held several finance positions at Key Bank and predecessor First Niagara Bank and related subsidiaries.

The Boards of Directors of Lake Shore, MHC (the Company’s majority stockholder) and Lake Shore Savings Bank also appointed Ms. Segarra to their respective boards.

There were no understandings or arrangements with any person regarding this appointment to the Board of the Company. Ms. Segarra has not participated in any transactions with the Company that, in the aggregate, exceed $120,000. Ms. Segarra is expected to serve on the Audit and Enterprise Risk Committees. A press release announcing the appointment of Ms. Segarra is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On October 27, 2023, the Board of Directors of the Company amended its bylaws to increase the number of directors from eight members to nine members. The Amended and Restated Bylaws of the Company are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Lake Shore Bancorp, Inc.
99.1	Press release of Lake Shore Bancorp, Inc. dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.

Date:	November 1, 2023	By:	/s/ Taylor M. Gilden
Taylor M. Gilden, Chief Financial Officer